Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated March 7, 2011
to the Prospectus and Statement of Additional Information
Dated May 1, 2010

The Board of Directors (the “Board”) of Security Income Fund (the “Fund”) recently approved a change of the transfer agent from Security Investors, LLC to Rydex Fund Services, LLC. As part of this change, the Board also approved changes to the Fund’s market timing policy and procedures intended to mirror those currently in place for other Rydex | SGI Funds and certain other changes to the Prospectus and Statement of Additional Information (“SAI”). These changes are intended to further unify the Rydex | SGI Fund family. In light of these changes, the following information supplements the information in the Prospectus and SAI.

Effective February 22, 2011, all references to Security Investors, LLC as the Transfer Agent shall be replaced with references to Rydex Fund Services, LLC, 805 Kind Farm Boulevard, Suite 600, Rockville, Maryland 20850.

The section titled “Market Timing/Short-Term Trading” beginning on page 21 of the Prospectus is amended substantially as follows:

Market Timing/Short-Term Trading — The Funds are not suitable for purchase by active investors. The Fund are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Directors has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

For purposes of applying the Funds’ policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds. Under the Funds’ policies, two “round trip transfers” within a 90-day period may indicate market timing. If such activity is detected, a letter is mailed to the shareholder (or his or her broker/dealer or financial intermediary) with a warning that another round trip transfer request will result in the shareholder being prevented from making additional transfers for a 90-day period. If a third round trip transfer is attempted within the same 90-day period, the shareholder will be notified that activity in that account is restricted for a 90-day period. Further, if the Investment Manager detects activities in the Funds that may not be identified through the normal monitoring process, it will complete an ad-hoc analysis to identify whether the activity is detrimental to the Funds.

The restriction on “round trip transfers” is waived for, and no restrictions are applied to, transfers, purchases and redemptions of the Funds by certain “funds of funds” within the Funds’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Funds’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.

In its sole discretion, a Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Funds may aggregate transfers made in two or more transaction that the Funds believe are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next business day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, a Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The following paragraphs are replaced in the section titled “Buying Shares” beginning on page 23 of the Prospectus:

Rights of Accumulation. To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine the current value of all its holdings of Class A shares, Class B shares or Class C shares of the Rydex | SGI Funds (including Class A accounts purchased at net asset value) with a contemplated current purchase and receive the applicable reduced front-end sales charge. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.
Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds and Class A shares of other Rydex | SGI Funds in those states where shares of the Fund being purchased are qualified for sale.
Statement of Intention. A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds and other Rydex | SGI Funds. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to four percent (4%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.
A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

Waiver of Deferred Sales Charge — The Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

●	Shares were purchased through an intermediary who agreed to waive an initial 1.00% sales commission

●	Upon the death of the shareholder if shares are redeemed within one year of the shareholder’s death

●	Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

●	In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code (“Code”)

●	In connection with distributions from retirement plans qualified under Section 401(a), 401(k) or 403(b) of the Code for:

➢	returns of excess contributions to the plan

➢	retirement of a participant in the plan

➢	a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

➢	financial hardship (as defined in regulations under the Code) of a participant in a plan

➢	termination of employment of a participant in a plan

➢	any other permissible withdrawal under the terms of the plan.

The following definition is replaced on page 39 of the Prospectus and on page 62 of the SAI.

Rydex | SGI Funds, for disclosure purposes, include—Series of Security Equity Fund: Rydex | SGI Large Cap Core Fund, Rydex | SGI All Cap Value Fund, Rydex | SGI Alpha Opportunity Fund, Rydex | SGI Global Fund, Rydex | SGI Global Institutional Fund, Rydex | SGI Mid Cap Value Fund, Rydex | SGI Mid Cap Value Institutional Fund, Rydex | SGI Small Cap Growth Fund, Rydex | SGI Small Cap Value Fund, Rydex | SGI Large Cap Concentrated Growth Fund; Series of Security Large Cap Value Fund: Rydex | SGI Large Cap Value Fund and Rydex | SGI Large Cap Value Institutional Fund; Security Mid Cap Growth Fund (aka “Rydex | SGI Mid Cap Growth Fund”); Series of Security Income Fund: Rydex | SGI High Yield Fund and Rydex | SGI U.S. Intermediate Bond Fund, the Rydex Series Funds and the Rydex Dynamic Funds.

Please Retain This Supplement for Future Reference